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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements No 33-67100, No. 33-76640 and No. 333-00886 on Form S-8.


                                                   ARTHUR ANDERSEN LLP


                                                   /s/ Arthur Andersen LLP


San Jose, California
September 23, 1997